                                                                   Exhibit 10.44

                                                                       EXECUTION

                        GRANITE BROADCASTING CORPORATION

                        THIRD AMENDMENT TO FOURTH AMENDED
                          AND RESTATED CREDIT AGREEMENT

                  This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of March __, 2000 and entered into by and among GRANITE BROADCASTING CORPORATION, a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and BANKERS TRUST COMPANY ("BANKERS"), as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 3 hereof, the Credit Support Parties (as defined in Section 3 hereof) listed on the signature pages hereof, and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of June 10, 1998 by and among Company, Lenders, Administrative Agent, The Bank of New York as Documentation Agent, and Goldman Sachs Credit Partners L.P., Union Bank of California, N.A. and ABN-Amro Bank N.V., as Co-Agents, as amended by that certain First Amendment dated as of March 23, 1999, and that certain Second Amendment dated as of February 16, 2000 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company has requested that Requisite Lenders (i) amend the leverage ratio contained in Section 7.6A of the Credit Agreement for each of the fiscal quarters in the fiscal year ending December 31, 2000 and (ii) make certain other amendments as set forth herein; and

                  WHEREAS, Agent and Requisite Lenders are willing to make such amendments, but only on the terms and conditions set forth herein:

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and in reliance on the representations and warranties of Company and the Credit Support Parties herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 1.1: CERTAIN DEFINED TERMS.

         (a) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  `"APPLICABLE MARGIN" means, for each Loan, a percentage per annum determined by reference to the Leverage Ratio as set forth below:


      ----------------------------------------- --------------------------- --------------------------------
                PRICE LEVERAGE RATIO                 BASE RATE LOANS             EURODOLLAR RATE LOANS
      ----------------------------------------- --------------------------- --------------------------------
                    => 7.0 to 1                           1.50%                          2.75%
      ----------------------------------------- --------------------------- --------------------------------
             => 6.5 to 1 and < 7.0 to 1                   1.25%                          2.50%
      ----------------------------------------- --------------------------- --------------------------------
             => 6.0 to 1 and < 6.5 to 1                   1.00%                          2.25%
      ----------------------------------------- --------------------------- --------------------------------
             => 5.5 to 1 and < 6.0 to 1                   0.75%                          2.00%
      ----------------------------------------- --------------------------- --------------------------------
             => 5.0 to 1 and < 5.5 to 1                   0.50%                          1.75%
      ----------------------------------------- --------------------------- --------------------------------
                     < 5.0 to 1                           0.25%                         1.50%"
      ----------------------------------------- --------------------------- --------------------------------


         (b) Notwithstanding anything in Section 2.2A of the Credit Agreement to the contrary, from and after the Third Amendment Effective Date (as defined below) until the first day following delivery to Administrative Agent of the first Compliance Certificate delivered to Administrative Agent after the Third Amendment Effective Date pursuant to Section 6.1 of the Credit Agreement, the Applicable Margin shall be that determined with reference to the most recent Compliance Certificate delivered to Administrative Agent by Company on or before the Third Amendment Effective Date (as defined below) pursuant to Section 6.1 of the Credit Agreement.

         (c) Section 1.1 of the Credit Agreement is hereby further amended by adding the following definition of "Third Amendment Effective Date" thereto in alphabetical order:

                  `"THIRD AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Third Amendment to Fourth Amended and Restated Credit Agreement dated as of March __, 2000 by and among Company, Lenders and Administrative Agent."

                  1.2      AMENDMENTS TO SECTION 2.3A:  COMMITMENT FEES.

                  Section 2.3A of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "A.      COMMITMENT FEES.

                           (i) Company agrees to pay to Administrative Agent,
                  for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to (a) the average of the daily excess of the Revolving Loan Commitments over the sum of
                  (x) the aggregate principal amount of Revolving Loans outstanding PLUS (y) the Letter of Credit Usage, MULTIPLIED BY
                  (b) 1/4 of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date; PROVIDED HOWEVER that from and after the Third Amendment Effective Date, such per annum percentage shall be 1/2 of 1% per annum (PROVIDED FURTHER HOWEVER that such per annum percentage shall be decreased to 3/8 of 1% per annum during any period in which the Pricing Leverage Ratio is less than 5.00:1.00); and

                           (ii) Company agrees to pay to Administrative Agent,
                  with respect to the Additional Credit Commitments made under each Additional Credit Facility Supplement, for distribution to each Additional Credit Lender in proportion to that Additional Credit Lender's Pro Rata Share, commitment fees for the period from and including the applicable Additional Credit Closing Date to and excluding the Revolving Loan Commitment Termination Date (a) the average of the daily excess of the applicable Additional Credit Commitments over the aggregate principal amount of Additional Credit Loans outstanding thereunder, MULTIPLIED BY (b) 1/2 of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, commencing on the first such date to occur after the applicable Additional Credit Facility Closing Date, and on the Revolving Loan Commitment Termination Date (PROVIDED HOWEVER that such per annum percentage shall be decreased to 3/8 of 1% per annum during any period in which the Pricing Leverage Ratio is less than 5.00:1.00)."

                  1.3 AMENDMENTS TO SECTION 7.6A: MAXIMUM TOTAL DEBT RATIO.

                  Section 7.6A of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

                  "; PROVIDED STILL FURTHER, HOWEVER, that notwithstanding anything in the foregoing to the contrary, for any fiscal quarter ending during any period set forth below, the following ratios shall apply:


------------------------------------------------ -----------------------------------------------
                    PERIOD                                  MAXIMUM TOTAL DEBT RATIO
------------------------------------------------ -----------------------------------------------
              1/01/2000-3/31/2000                                  7.25 to 1
------------------------------------------------ -----------------------------------------------
              4/01/2000-6/30/2000                                  7.25 to 1
------------------------------------------------ -----------------------------------------------
              7/01/2000-9/30/2000                                  6.75 to 1
------------------------------------------------ -----------------------------------------------
             10/01/2000-12/31/2000                                 6.50 to 1"
------------------------------------------------ -----------------------------------------------


                  1.4 AMENDMENTS TO SECTION 7.8: RESTRICTION ON LEASES.

                  Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "7.8 RESTRICTION ON LEASES.

                  Company shall not, and shall not permit any of its Subsidiaries to, become or remain liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any Capital Lease (other than intercompany leases between Company and its wholly-owned Subsidiaries), unless the aggregate portion of the obligations with respect to all Capital Leases of Company and its Subsidiaries at any time in effect that is properly classified as a liability on a balance sheet in conformity with GAAP does not exceed $20,000,000."

                  1.5 AMENDMENTS TO SCHEDULE 5.1: SUBSIDIARIES OF COMPANY.

                  Schedule 5.1 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

                  SECTION 2. COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. After giving effect to the amendment set forth herein, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  SECTION 3. ACKNOWLEDGEMENT AND CONSENT

                  Company is a party to the Borrower Pledge and Security Agreement and the Borrower Mortgage, in each case as amended through the date hereof, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. Each of Company's Subsidiaries is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement and each of Company's Subsidiaries (other than the License Cos. and Granite Response Television Inc.) is a party to one or more Subsidiary Mortgages, in each case as amended through the date hereof, pursuant to which such Subsidiary has (i) guarantied the Obligations and (ii) created Liens (subject to Liens permitted by the Credit Agreement) in favor of Administrative Agent on certain Collateral (except to the extent prohibited by the FCC or the Communications Act) to secure the obligations of such Subsidiary under the Subsidiary Guaranty. Company, and each Subsidiary Guaranty are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Borrower Pledge and Security Agreement, the Borrower Mortgage, the Subsidiary Guaranty, the Subsidiary Pledge Agreement and the Subsidiary Mortgages are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                  SECTION 4. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in Section 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS; AMENDMENT FEE. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the "THIRD AMENDMENT EFFECTIVE DATE") upon (i) the execution of a counterpart hereof by Company, Requisite Lenders and each of the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the payment by Company to Administrative Agent, for distribution to the Lenders that have executed this Amendment, of a non-refundable amendment fee in immediately available funds in an amount equal to 0.125% of each such Lender's Commitment.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                          ADMINISTRATIVE AGENT:

                                          BANKERS TRUST COMPANY, individually
                                          and as Administrative Agent and
                                          Collateral Agent



                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

LENDERS:

THE BANK OF NEW YORK,
as Documentation Agent and a Lender

By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Co-Agent and a Lender

By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

UNION BANK OF CALIFORNIA, N.A.,
as a Co-Agent and a Lender

By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

ABN AMRO BANK N.V., NEW YORK BRANCH,
as a Co-Agent and a Lender

By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

NATEXIS BANQUE BFCE,
as a Lender

By:
  --------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

CREDIT INDUSTRIEL ET COMMERCIAL
as a Lender

By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

By:
   ------------------------------------
   Name:
       --------------------------------
   Title:
         ------------------------------

HELLER FINANCIAL, INC.,
as a Lender

By:
   -------------------------------------
   Name:
        --------------------------------
   Title:
         -------------------------------

PARIBAS,
as a Lender

By:
  -------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

THE BANK OF NOVA SCOTIA,
as a Lender

By:
   -----------------------------------
   Name:
        ------------------------------
   Title:
         -----------------------------

BANQUE NATIONALE DE PARIS,
as a Lender

By:
   -----------------------------------
   Name:
        ------------------------------
   Title:
         -----------------------------
By:
   -----------------------------------
   Name:
        ------------------------------
   Title:
         -----------------------------

MELLON BANK, N.A.,
as a Lender

By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

BANK OF TOKYO-MITSUBISHI TRUST,
as a Lender

By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

FINOVA CAPITAL CORPORATION,
as a Lender

By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

SOUTHERN PACIFIC BANK,
as a Lender

By:
   ------------------------------------
   Name:
        -------------------------------
   Title:
        -------------------------------

COMPANY:

GRANITE BROADCASTING CORPORATION

By:
   ------------------------------------
   Lawrence I. Wills
   Vice President

SUBSIDIARIES:

GRANITE RESPONSE TELEVISION, INC.
KBVO, INC.
KBVO LICENSE, INC.
KNTV, INC.
KNTV LICENSE, INC.
RJR COMMUNICATIONS, INC.
KBJR LICENSE, INC.
SAN JOAQUIN COMMUNICATIONS CORPORATION
KSEE LICENSE, INC.,
WPTA-TV, INC.
WPTA-TV LICENSE, INC.
WTVH L.L.C.
WTVH LICENSE, INC.
WWMT-TV, INC.
WWMT-TV LICENSE, INC.
WKBW-TV LICENSE, INC.
QUEEN CITY BROADCASTING OF NEW YORK, INC.
WEEK, INC.
WEEK LICENSE, INC.
WXON, INC.
WXON LICENSE, INC.
WLAJ, INC.
WLAJ LICENSE, INC.
WEEK-TV LICENSE, INC.
PACIFIC FM INCORPORATED
KOFY-TV LICENSE, INC.

By:
   -------------------------------------
   Lawrence I. Wills
   Vice President

                                    EXHIBIT A

                               TO THIRD AMENDMENT

                                  SCHEDULE 5.1

                             SUBSIDIARIES OF COMPANY